Exhibit 99.1

       Insurance Auto Auctions Announces Fourth Quarter Results

    WESTCHESTER, Ill.--(BUSINESS WIRE)--March 14, 2005--Insurance Auto Auctions, Inc. (Nasdaq:IAAI), a leading provider of automotive salvage and claims processing services in the United States, today reported higher net earnings for the quarter ended December 26, 2004. The Company recorded net earnings of $4.0 million, or $0.33 per diluted share, versus a net loss of $0.3 million, or $0.03 per diluted share, for the same quarter a year ago. Revenues for the quarter were $62.2 million compared with $51.1 million in the fourth quarter of 2003. Fee income in the fourth quarter increased to $53.7 million versus $43.5 million in the fourth quarter of last year.
    "In the fourth quarter we were once again able to grow sales and earnings as our products and service offerings continued to be well received in the marketplace," said Tom O'Brien, CEO. "Our customers have been pleased with the improvements we have made to the business over the past several quarters and we have been rewarded with another quarter of double-digit volume growth over the prior year, both on a same-store as well as on an overall basis. This volume growth was the result of market share gains made earlier in the year combined with our ability to generate higher net returns for our suppliers."

    Full-Year 2004 Results

    The Company reported full-year 2004 net earnings of $12.3 million, or $1.04 per diluted share, versus net earnings of $2.3 million, or $0.20 cents per diluted share, for 2003. Revenues for the year were $240.2 million, a 15 percent increase over revenues of $209.7 million in 2003. Fee income during the year increased to $208.7 million versus $169.7 million in 2003.
    "We are pleased with our 2004 results, not only from a financial perspective, but also because of the customer relationships we were able to solidify throughout the year," said O'Brien. "The initiatives we had implemented in prior years had a direct impact on our success in generating higher volumes, increasing our market share and driving higher net returns, each of which translated into better results for IAA. We also kept our eye on growing strategically, adding four new locations during the year that all fit our acquisition and greenfield investment criteria. Furthermore, a portion of our success is attributable to a strong commitment to our comprehensive bidding philosophy in which we supplement live auctions throughout our nationwide network of branches with proxy as well as real-time, Internet bidding capabilities, which our customers continue to strongly support."

    Merger Announcement

    The Company previously announced that it signed a definitive merger agreement to be acquired by affiliates of Kelso & Company, a New York based private equity investment firm. The closing of the transaction is subject to certain terms and conditions customary for transactions of this type, including stockholder approval and the completion of financing. Stockholder approval will be solicited by IAA by means of a proxy statement, which will be mailed to IAA stockholders upon the completion of the required Securities and Exchange Commission filing and review process. Additional information regarding the announcement was released in a Form 8-K filed in conjunction with that announcement.

    About Insurance Auto Auctions, Inc.

    Insurance Auto Auctions, Inc., founded in 1982, a leader in automotive total loss and specialty salvage services in the United States, provides insurance companies with cost-effective, turnkey solutions to process and sell total-loss and recovered-theft vehicles. The Company currently has 78 sites across the United States.

    Safe Harbor Statement

    This Report contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. In some cases, you can identify forward looking statements by use of words such as "may, will, should, anticipates, believes, expects, plans, future, intends, could, estimate, predict, projects, targeting, potential or contingent," the negative of these terms or other similar expressions. The Company's actual results could differ materially from those discussed or implied herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the Company's annual report on Form 10-K for the fiscal year ended December 26, 2004 and subsequent quarterly reports. You should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, the Company undertakes no obligation to publish, update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.
    Additional information about Insurance Auto Auctions, Inc. is available on the World Wide Web at www.iaai.com


                     INSURANCE AUTO AUCTIONS, INC.
                           AND SUBSIDIARIES

               Condensed Consolidated Income Statements
            (dollars in thousands except per share amounts)

               Three Month Periods Ended   Twelve Month Periods Ended
               --------------------------  --------------------------
               December 26,  December 28,  December 26,  December 28,
                   2004         2003            2004         2003
               --------------------------  --------------------------
                (Unaudited)                 (Unaudited)

Revenues:
   Vehicle sales    $8,582        $7,620       $31,436       $39,963
   Fee income       53,652        43,525       208,743       169,687
               ------------  ------------  ------------  ------------
                    62,234        51,145       240,179       209,650
Cost of sales:
   Vehicle cost      7,294         6,806        26,694        35,301
   Branch cost      39,148        35,901       157,297       135,157
               ------------  ------------  ------------  ------------
                    46,442        42,707       183,991       170,458
               ------------  ------------  ------------  ------------
     Gross profit   15,792         8,438        56,188        39,192

Operating expense:
   Selling, general
    and admini-
    strative         8,901         7,810        34,978        30,225
   Loss/(gain) on
    sale of property
    & equipment        927            78           301            54
   Business
    transformation
    costs                -         1,027             -         3,902
               ------------  ------------  ------------  ------------

   Earnings (loss)
    from operations  5,964          (477)       20,909         5,011

Other (income)
 expense:
   Interest expense    323           426         1,572         1,505
   Interest income     (27)          (13)          (67)         (130)
               ------------  ------------  ------------  ------------

   Earnings (loss)
    before income
    taxes            5,668          (890)       19,404         3,636

Provision (benefit)
 for income taxes    1,713          (560)        7,139         1,304
               ------------  ------------  ------------  ------------

     Net earnings
      (loss)        $3,955         $(330)      $12,265        $2,332
               ============  ============  ============  ============

Earnings (loss)
 per share:
   Basic              $.34         $(.03)        $1.06          $.20
               ============  ============  ============  ============
   Diluted            $.33         $(.03)        $1.04          $.20
               ============  ============  ============  ============

Weighted average
 shares outstanding:
   Basic            11,511        11,518        11,526        11,652
   Effect of
    dilutive
    securities -
    stock options      488             -           288            80
               ------------  ------------  ------------  ------------
   Diluted          11,999        11,518        11,814        11,732
               ============  ============  ============  ============


                     INSURANCE AUTO AUCTIONS, INC.

                           AND SUBSIDIARIES

                 Condensed Consolidated Balance Sheets
            (dollars in thousands except per share amounts)

                                           December 26,  December 28,
                                               2004          2003
                                           ------------  ------------
ASSETS

Current assets:
   Cash                                        $13,325       $15,486
   Accounts receivable, net                     50,443        48,375
   Inventories                                  14,498        13,602
   Deferred income taxes                         4,693         4,180
   Other current assets                          1,613         3,099
                                           ------------  ------------
     Total current assets                       84,572        84,742
                                           ------------  ------------

Property and equipment, net                     74,684        60,187
Deferred income taxes                            6,481         5,608
Intangible assets, net                           1,747         2,101
Goodwill, net                                  137,494       135,062
Other assets                                       482            93
                                           ------------  ------------
                                              $305,460      $287,793
                                           ============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                            $38,505       $36,658
   Accrued liabilities                          13,513        12,556
   Obligations under capital leases              1,094         2,822
   Income taxes                                  1,067             -
   Obligation under line of credit               6,000             -
   Current installments of long-term debt        7,512         7,547
                                           ------------  ------------
     Total current liabilities                  67,691        59,583
                                           ------------  ------------

Deferred income taxes                           20,729        17,748
Other liabilities                                4,353         2,598
Obligation under capital leases                    661         1,891
Long-term debt, excluding current
 installments                                    9,375        16,887
                                           ------------  ------------
     Total liabilities                         102,809        98,707
                                           ------------  ------------

Shareholders' equity:
   Preferred stock, par value of $.001
    per share
    Authorized 5,000,000 shares; none issued         -             -
   Common stock, par value of $.001 per
    share
    Authorized 20,000,000 shares;
    12,709,758 shares issued and
    11,569,156 outstanding as of
    December 26, 2004; and 12,325,482 shares
    issued and 11,518,273 outstanding as of
    December 28, 2003                               12            12
   Additional paid-in capital                  151,793       145,856
   Treasury stock, 906,480 shares at
    December 26, 2004 and 807,209 shares
    at December 28, 2003                        (9,637)       (8,012)
   Deferred compensation related to
    restricted stock                            (4,343)         (892)
   Accumulated other comprehensive income
    (loss)                                        (186)         (625)
   Retained earnings                            65,012        52,747
                                           ------------  ------------
       Total shareholders' equity              202,651       189,086
                                           ------------  ------------
                                              $305,460      $287,793
                                           ============  ============


                     INSURANCE AUTO AUCTIONS, INC.
                           AND SUBSIDIARIES
            Condensed Consolidated Statements of Cash Flows
                        (dollars in thousands)

                                              Twelve Months Ended
                                           --------------------------
                                           December 26,  December 28,
                                               2004          2003
                                           ------------  ------------
Cash flows from operating activities:
Net earnings                                   $12,265        $2,332
Adjustments to reconcile net earnings to
 net cash
 provided by operating activities:
   Depreciation and amortization                12,985        10,661
   Loss (gain) on disposal of fixed
    assets                                         301            54
   Loss (gain) on change in fair market
    value of derivative financial
    instrument                                       -          (307)
     Deferred compensation related to
      restricted stock                             585            29
   Deferred income taxes                         1,595           788
   Tax benefit related to employee stock
    compensation                                   275            15

   Changes in assets and liabilities
    (excluding effects of acquired
    companies):
   (Increase) decrease in:
     Accounts receivable, net                   (1,536)         (752)
     Inventories                                  (896)       (2,442)
     Other current assets                        1,486           489
     Other assets                               (1,438)         (975)
   Increase (decrease) in:
     Accounts payable                            1,612         6,349
     Accrued liabilities                         3,151          (878)
     Income taxes                                1,067             -
                                           ------------  ------------
       Total adjustments                        19,187        13,031
                                           ------------  ------------
   Net cash provided by operating
    activities                                  31,452        15,363
                                           ------------  ------------

Cash flows from investing activities:
 Capital expenditures                          (28,717)      (16,343)
 Proceeds from disposal of property and
  equipment                                      1,520            60
 Payments made in connection with
  acquisitions, net of cash acquired            (1,912)       (7,872)
                                           ------------  ------------
   Net cash used in investing activities       (29,109)      (24,155)
                                           ------------  ------------

Cash flows from financing activities:
 Proceeds from issuance of common stock          1,626           500
 Proceeds from term loan                         6,000        30,000
 Purchase of treasury stock                     (1,625)       (8,012)
 Principal payments on long-term debt           (7,547)       (5,668)
 Principal payments - capital leases            (2,958)       (2,569)
                                           ------------  ------------
Net cash provided (used) by financing
 activities                                     (4,504)       14,251
                                           ------------  ------------

Net increase (decrease) in cash and cash
 equivalents                                    (2,161)        5,459

Cash and cash equivalents at beginning of
 period                                         15,486        10,027
                                           ------------  ------------

Cash and cash equivalents at end of
 period                                        $13,325       $15,486
                                           ============  ============

Supplemental disclosures of cash flow
 information:
 Cash paid or refunded during the period
  for:
   Interest                                     $1,723        $1,639
                                           ============  ============
   Income taxes paid                            $5,404          $855
                                           ============  ============
   Income taxes refunded                        $1,011        $1,390
                                           ============  ============
 Non-cash financing activities:
   Property and equipment additions
    resulting from capital leases                   $-        $3,375
                                           ============  ============

    CONTACT: Insurance Auto Auctions, Inc.
             Scott Pettit, 708-492-7040
             www.iaai.com
             or
             Ashton Partners
             Chris Kettmann (General Inquiries), 312-553-6716